                                                                 EXHIBIT 10.21.1
                                       AMENDED
                                     EXHIBIT "A"

                                        To The

                                GAS PURCHASE CONTRACT

                               As Of:  October 1, 1994

                                       Between

                      CASCADE NATURAL GAS CORPORATION ("BUYER")

                                         and

                            IGI RESOURCES, INC. ("SELLER")



Effective Date of this Exhibit "A":    October 1, 1997
                                     -------------------

Ending Date of this Exhibit "A":    October 31, 1997
                                  --------------------


     DELIVERY POINT                          As defined in Section 1.01(g) of
                                             the Contract noted above

     MAXIMUM DAILY CONTRACT QUANTITY(MMBTU)            7,446

     DELIVERY POINT SELLING PRICE                         1/


     -------------
     1. The Delivery Point Selling Price shall be equal to [*] plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.

                                        "BUYER"
                                        CASCADE NATURAL GAS CORPORATION


                                        By:
                                            --------------------------------
                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------


                                        "SELLER"
                                        IGI RESOURCES, INC.



                                        By:
                                           ---------------------------------
                                             Randy Schultz
                                             Executive Vice President
                                               Chief Operating Officer

[*]=CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                       AMENDED
                                     EXHIBIT "A"

                                        To The

                                GAS PURCHASE CONTRACT

                               As Of:  October 1, 1994

                                       Between

                      CASCADE NATURAL GAS CORPORATION ("BUYER")

                                         and

                            IGI RESOURCES, INC. ("SELLER")



Effective Date of this Exhibit "A":    March 1, 1998
                                     -----------------

Ending Date of this Exhibit "A":    September 30, 1998
                                  ----------------------


     DELIVERY POINT                               As defined in Section 1.01(g)
                                                  of the Contract noted above

     MAXIMUM DAILY CONTRACT QUANTITY(MMBTU)                 7,446

     DELIVERY POINT SELLING PRICE                             1/

     ---------------
     1. The Delivery Point Selling Price shall be equal to [*] plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.

                                        "BUYER"
                                        CASCADE NATURAL GAS CORPORATION


                                        By:
                                            --------------------------------

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------


                                        "SELLER"
                                        IGI RESOURCES, INC.



                                        By:
                                           ---------------------------------
                                             Randy Schultz
                                             Executive Vice President
                                               Chief Operating Officer

[*]=CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE COMMISSION

                                       AMENDED
                                     EXHIBIT "A"

                                        To The

                                GAS PURCHASE CONTRACT

                               As Of:  October 1, 1994

                                       Between

                      CASCADE NATURAL GAS CORPORATION ("BUYER")

                                         and

                            IGI RESOURCES, INC. ("SELLER")



Effective Date of this Exhibit "A":    November 1, 1997
                                     --------------------

Ending Date of this Exhibit "A":    February 28, 1998
                                  ---------------------


     DELIVERY POINT                               As defined in Section 1.01(g)
                                                  of the Contract noted above

     MAXIMUM DAILY CONTRACT QUANTITY(MMBTU)                 7,446

     DELIVERY POINT SELLING PRICE                             1/

     -----------------
     1. The Delivery Point Selling Price shall be equal to [*]($[*] U.S. dry) per MMBTU at AECO-C Hub plus the actual cost of firm NOVA re-delivery service and firm ANG receipt and re-delivery service plus any applicable allowance for fuel-in-kind associated with such services.


                                        "BUYER"
                                        CASCADE NATURAL GAS CORPORATION


                                        By:
                                           ---------------------------------

                                        Name:
                                             -------------------------------

                                        Title:
                                              ------------------------------


                                        "SELLER"
                                        IGI RESOURCES, INC.



                                        By:
                                           ---------------------------------
                                             Randy Schultz
                                             Executive Vice President
                                               Chief Operating Officer